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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 17, 1999 (except Note 9, as to which the date is February 8, 2000) in the Registration Statement (Form S-1) and related Prospectus of Real Media, Inc. for the registration of shares of its common stock.

                                                           /s/ Ernst & Young LLP

New York, NY
February 8, 2000